EXHIBIT 99.4

               SIXTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT

      SIXTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT (the "Fifth Amendment"), dated as of January 27, 2003, among TRENWICK AMERICA CORPORATION, a Delaware corporation (the "Borrower"), Trenwick Holdings LIMITED., a company organized under the laws of the United Kingdom and TRENWICK UK HOLDINGS LIMITED, a company organized under the laws of the United Kingdom (collectively, the "Account Party"), the lending institutions from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -

      WHEREAS, the Borrower, the Account Party, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, the Trenwick Group Ltd., a company organized under the laws of Bermuda ("Holdings") and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

      WHEREAS, subject to the terms and conditions set forth below, the Banks hereto wish to grant certain waivers and amendments to the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A.    Waiver

      1. The Banks hereby waive any Default or Event of Default that has arisen under the Credit Agreement solely as the result of the failure by Holdings to comply with Section 4.04(g) of the Holdings Guaranty from and, including, the Fourth Amendment Effective Date, to and including, the Sixth Amendment Effective Date (as defined below).


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B.    Amendments

      1. Schedule I to the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

            "INSCORP" shall mean The Insurance Corporation of New York.

            "Permitted Repayment Amount" shall mean (i) $100,000 for each individual loan repayment and (ii) the amount when added to the repayments made pursuant to clause (i) above, which is less than or equal to $1,000,000.

            "Sixth Amendment" shall mean the Sixth Amendment and Consent to the Holdings Guaranty, dated as of January 27, 2003.

            "Sixth Amendment Effective Date" shall have the meaning provided in the Sixth Amendment.

C.    Miscellaneous Provisions

      1. In order to induce the Banks to enter into this Sixth Amendment, each of the Borrower and each Account Party hereby represent and warrant on behalf of themselves and their respective Subsidiaries that (i) the representations and warranties of contained in Section 2 of the Holdings Guaranty are true and correct in all material respects on and as of the Sixth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Sixth Amendment Effective Date, in each case after giving effect to this Sixth Amendment.

      2. This Sixth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      4. This Sixth Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each of the following conditions have been satisfied:

            (i) the Borrower, each Account Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent; and

            (ii) Holdings and the Required Banks have consented to the Sixth Amendment and Consent to the Holdings Guaranty dated as of January 27, 2003 (the "Holdings Guaranty Amendment").


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      5. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

      6. EACH CREDIT PARTY, ON BEHALF OF ITSELF, AND ALL PERSONS AND ENTITIES CLAIMING BY, THROUGH, OR UNDER ANY ONE OR MORE OF THEM, HEREBY JOINTLY AND SEVERALLY RELEASE, WAIVE AND FOREVER DISCHARGE THE ADMINISTRATIVE AGENT, EACH BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, ATTORNEYS, AGENTS, AFFILIATES, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES"), OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS AND DEFENSES, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, AND DEFENSES, THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH, OR LOANS MADE OR LETTERS OF CREDIT ISSUED TO THE BORROWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS PURSUANT TO THE CREDIT DOCUMENTS PRIOR TO THE DATE HEREOF WHICH THE BORORWER, THE ACCOUNT PARTY OR THE OTHER GUARANTORS HAD, NOW HAVE OR MAY CLAIM TO HAVE AGAINST THE ADMINISTRATIVE AGENT, THE BANK OR ANY OTHER RELEASEE.

                                      * * *


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      IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the date first above written.

                                        TRENWICK AMERICA CORPORATION


                                        By:  /s/ David M. Finkelstein
                                           -------------------------------------
                                             Name:  David M. Finkelstein
                                             Title: Vice President & Treasurer


                                        TRENWICK HOLDINGS LIMITED


                                        By: /s/ Alan L. Hunte
                                           -------------------------------------
                                           Name:  Alan L. Hunte
                                           Title: Director


                                        TRENWICK UK HOLDINGS LIMITED


                                        By: /s/ Alan L. Hunte
                                           -------------------------------------
                                           Name:  Alan L. Hunte
                                           Title: Director


Acknowledged and agreed:

TRENWICK GROUP LTD.


By:  /s/ Alan L. Hunte
    ------------------
Name:  Alan L. Hunte
Title: Executive Vice President
       Chief Financial Officer


LASALLE RE HOLDINGS LTD.


By:  /s/ W. Marston Becker
    -------------------------------------
    Name:  W. Marston Becker
    Title: Acting Chief Executive Officer


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